Exhibit 10.1

EXECUTION VERSION

THIRD SUPPLEMENTAL INDENTURE

Third Supplemental Indenture (this “Supplemental Indenture”), dated as of March 31, 2022, among Cable One, Inc., a Delaware corporation (the “Issuer”), each of the Guarantors party hereto (the “Guarantors”), and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer and the Guarantors have heretofore executed and delivered to the Trustee an indenture (as heretofore supplemented, the “Indenture”), dated as of November 9, 2020, providing for the issuance of an unlimited aggregate principal amount of 4.00% Senior Notes due 2030 (the “Notes”);

WHEREAS, Section 5.01(3) of the Indenture provides that under certain circumstances each Guarantor shall execute and deliver to the Trustee a supplemental indenture pursuant to which each Guarantor shall confirm that its Note Guarantee shall apply to the obligations under the Indenture and the Notes of the surviving or continuing Person in a consolidation or merger of the Issuer with or into another Person;

WHEREAS, pursuant to Section 8.01 of the Indenture, the Trustee is authorized and is hereby requested to execute and deliver this Supplemental Indenture; and

WHEREAS, pursuant to an Agreement and Plan of Merger dated as of March 31, 2022, between the Issuer and Valu-Net LLC, a Delaware limited liability company and wholly-owned subsidiary of the Issuer (“Valu-Net”), effective as of March 31, 2022, Valu-Net shall merge with and into the Issuer with the Issuer surviving as the surviving corporation (the “Merger”).

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties mutually covenant and agree as follows:

(1)         Capitalized Terms. Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Indenture.

(2)         Guarantee Confirmation. Each Guarantor by executing this Supplemental Indenture hereby confirms that its Note Guarantee shall continue to apply to the Issuer’s obligations under the Indenture and the Notes.

(3)         Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(4)         Counterparts. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or electronic (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. The exchange of copies of this Supplemental Indenture and of signature pages that are executed by manual signatures that are scanned, photocopied or faxed or by other electronic signing created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) shall constitute effective execution and delivery of this Supplemental Indenture for all purposes. Signatures of the parties hereto that are executed by manual signatures that are scanned, photocopied or faxed or by other electronic signing created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) shall be deemed to be their original signatures for all purposes of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original.

(5)         Effect of Headings. The Section headings herein are for convenience of reference only, and are not to be considered part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions.

(6)         The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity, adequacy or sufficiency of this Supplemental Indenture or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Issuer and the Guarantors and not by the Trustee, and the Trustee assumes no responsibility for their correctness.

(7)         Benefits Acknowledged. Each Guarantor’s Note Guarantee is subject to the terms and conditions set forth in the Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Indenture and that the guarantee and waivers made by it pursuant to this its Note Guarantee are knowingly made in contemplation of such benefits.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

CABLE ONE VOIP LLC

COBRIDGE COMMUNICATIONS LLC

COBRIDGE BROADBAND, LLC

FIDELITY CABLEVISION, LLC

FIDELITY TELEPHONE LLC

LIGHTHOUSE SUB LLC

HARGRAY ACQUISITION HOLDINGS LLC

HARGRAY INTERMEDIATE HOLDINGS, LLC

HARGRAY INVESTMENT I CORP.

HCP ACQUISITION LLC

HARGRAY COMMUNICATIONS GROUP, INC.

HARGRAY COLOCATION SERVICES LLC

LOW COUNTRY CARRIERS, INC.

LOW COUNTRY TELEPHONE COMPANY, INC.

HARGRAY TELEPHONE COMPANY, INC.

BLUFFTON TELEPHONE COMPANY, INC.

HARGRAY CATV COMPANY, INC.

HARGRAY, INC.

COMSOUTH, LLC

COMSOUTH TELECOMMUNICATIONS INC.

COMSOUTH TELESYS, INC.

COMSOUTH TELESERVICES, INC.

COMSOUTH TELEDATA, INC.

COMSOUTH TELENET, LLC

HARGRAY DATA CENTER SERVICES LLC

HARGRAY OF ALABAMA, INC.

HARGRAY OF TALLAHASSEE LLC

By:         /s/ Kenneth E. Johnson
Name:         Kenneth E. Johnson
Title:           Vice President

CABLE ONE, INC.

By          /s/ Kenneth E. Johnson

Name:         Kenneth E. Johnson

Title:           Senior Vice President, Technology Services

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By           /s/ April Bradley

Name:          April Bradley

Title:            Vice President